SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

April 21, 2004

MedImmune, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19131	52-1555759
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation or organization)

One MedImmune Way, Gaithersburg, MD 20878
(Address of principal executive offices) (Zip Code)

        Registrant’s telephone number, including area code (301) 398-0000

Item 5. Other Events and Regulation FD Disclosure.

        On April 21, 2004, MedImmune, Inc. (the “Company”) issued a press release announcing the Company’s results for the three-month period ended March 31, 2004 and will conduct a previously-announced, publicly-available conference call to discuss those results. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and, other than the paragraph entitled “2004 Guidance”, is incorporated by reference under this Item.

Item 7. Financial Statements and Exhibits.

       Exhibit No.       Description

         99.1                 Press Release, dated April 21, 2004, “MedImmune Reports Record Revenues and Earnings for First Quarter 2004"

Item 12. Results of Operations and Financial Condition.

        This press release is hereby furnished in its entirety pursuant to Item 12. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statements filed under the Securities Act of 1933 or any report filed under the Securities Exchange Act of 1934, except as described above under the caption “Item 5. Other Events and Regulation FD Disclosure.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIMMUNE, INC.

BY: /s/ Lota S. Zoth —————————————— Lota S. Zoth Senior Vice President and Chief Financial Officer

Dated: April 21, 2004